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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ness Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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                        Ness Tower
                        Atidim High-Tech Industrial Park
                        Building 4
                        Tel Aviv 61580, Israel
                        April 22, 2005

Dear Stockholders:

It is our pleasure to invite you to the 2005 Annual Meeting of Stockholders of Ness Technologies. We will hold the meeting on Friday, June 3, 2005, at 10:00 a.m. local time, at the offices of Warburg Pincus, 466 Lexington Avenue, 10th Floor, New York, NY 10017.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, please vote your shares by completing, signing and dating the proxy card or voting instruction card and returning it in the prepaid envelope; or voting in person at the meeting.

Thank you for your ongoing support of and continued interest in Ness Technologies.

Sincerely,

Aharon Fogel Chairman of the Board	Raviv Zoller President and Chief Executive Officer

NESS TECHNOLOGIES, INC. AND SUBSIDIARIES

INDEX

Notice of Annual Meeting of Stockholders	1
Questions and Answers about the Proxy Materials and the Annual Meeting	3
Corporate Governance Principles and Board Matters	8
Board Independence	8
Board Structure and Committee Composition	8
Board Committees	9
Compensation Committee Interlocks and Insider Participation	10
Stockholder Communications with the Board	10
Director Compensation	11
Director Nominations	12
Proposals To Be Voted On	14
Proposal No. 1: Election of Directors	14
Proposal No. 2: Ratification of Independent Registered Public Accounting Firm	16
Security Ownership of Certain Beneficial Owners and Management	17
Beneficial Ownership Table	17
Section 16(a) Beneficial Ownership Reporting Compliance	19
Certain Relationships and Related Transactions	20
Management	24
Executive Compensation	27
Summary Compensation Table	27
Option Grants in Last Fiscal Year	27
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	28
Equity Compensation Plan Information	28
Employment Arrangements, Termination of Employment Arrangements and Change in Control Arrangements	28
Report of the Stock Option and Compensation Committee of the Board of Directors on Executive Compensation	31
Stock Performance Graph	34
Principal Accountant Fees and Services	35
Report of the Audit Committee of the Board of Directors	36
Other Matters	36
Appendix A: Audit Committee Charter	A-1
Appendix B: Stock Option and Compensation Committee Charter	B-1
Appendix C: Nominating and Governance Committee Charter	C-1

Ness Technologies, Inc.
Ness Tower
Atidim High-Tech Industrial Park, Building 4
Tel Aviv 61580, Israel

Notice of Annual Meeting of Stockholders

Time and Date	10:00 a.m., local time, on Friday, June 3, 2005
Place	The offices of Warburg Pincus, 466 Lexington Avenue, 10th Floor, New York, NY 10017
Items of Business	1.	To elect directors
	2.	To ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2005
	3.	To consider such other business as may properly come before the meeting
Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote only if you were a stockholder of Ness Technologies as of the close of business on April 20, 2005.
Meeting Admission	You are entitled to attend the annual meeting only if you were a stockholder of Ness Technologies as of the close of business on April 20, 2005 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 20, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting.
The annual meeting will begin promptly at 10:00 a.m., local time. You should allow adequate time for the check-in procedures.
Voting	Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled "Questions and Answers about the Proxy Materials and the Annual Meeting" on page 3 of this proxy statement and the instructions on the proxy or voting instruction card.
By order of the Board of Directors,

Ilan Rotem General Counsel and Secretary

This notice of annual meeting, proxy statement and form of proxy are being distributed on or about April 22, 2005.

PROXY STATEMENT

        In this Proxy Statement, we use the terms "Ness," "we," "our," "us" and "the Company" to refer to Ness Technologies, Inc. and its subsidiaries.

Questions and Answers about the Proxy Materials and the Annual Meeting

Q:
Why did I receive this proxy statement?

A:
The board of directors is soliciting your proxy to vote at the annual meeting because you were a stockholder at the close of business on April 20, 2005, the record date, and are entitled to vote at the meeting.

  This proxy statement and 2004 annual report, along with either a proxy card or a voting instruction card, are being mailed to stockholders beginning April 22, 2005. The proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares.

Q:
What information is contained in this proxy statement?

A:
The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our board and board committees, the compensation of directors and the five most highly paid executive officers for fiscal 2004, and certain other required information.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:
How may I obtain an additional set of proxy materials?

A:
All stockholders also may write to us at our principal executive offices to request an additional copy of these materials. The address is:

    Investor Relations
    Ness Technologies
    Ness Tower
    Atidim High-Tech Industrial Park, Building 4
    Tel Aviv 61580, Israel

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the "stockholder of record." The proxy statement, annual report and proxy card have been sent directly to you by Ness.

  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The proxy statement and annual report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:
What am I voting on?

A:
You are voting on the following proposals:

•
To elect directors

•
To ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2005

•
To consider such other business as may properly come before the meeting

  The board recommends a vote FOR each of the nominees to the board of directors and FOR the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for 2005.

Q:
What is the voting requirement to elect the directors and to approve each of the proposals?

A:
In the election of directors, each director receiving a plurality of affirmative votes will be elected. You may withhold votes from any or all nominees. Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy FOR the nominees as directors of Ness.

  All other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting. Thus, abstentions will not affect the outcome of any matter being voted on at the meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Q:
What happens if a nominee for director is unable to serve as a director?

A:
If any of the nominees becomes unavailable for election, which we do not expect, votes will be cast for such substitute nominee or nominees as may be designated by the board of directors, unless the board of directors reduces the number of directors.

Q:
How many votes do I have?

A:
You are entitled to one vote for each share of common stock that you hold.

Q:
Is cumulative voting permitted for the election of directors?

A:
We do not use cumulative voting for the election of our board of directors members.

Q:
How do I vote?

A:
You may vote using any of the following methods:

•
Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote FOR the election of directors and the ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as our independent registered public accounting firm for 2005.

•
By telephone or the Internet, if you are a beneficial owner of shares and your broker, bank or nominee offers that alternative.

•
In person at the annual meeting. All stockholders may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

Q:
What can I do if I change my mind after I vote my shares?

A:
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

•
sending written notice of revocation to the Secretary of Ness;

•
submitting a new, proper proxy by paper ballot after the date of the revoked proxy; or

•
attending the annual meeting and voting in person.

  If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the annual meeting will not, by itself, revoke a proxy.

Q:
What happens if additional matters are presented at the annual meeting?

A:
Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Mr. Zoller and Mr. Rotem, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board.

Q:
How many shares must be present or represented to conduct business at the annual meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the annual meeting, either in person or by proxy. Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:
How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a Ness stockholder or joint holder as of the close of business on April 20, 2005 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 20, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting.

  The meeting will begin promptly at 10:00 a.m., local time. You should allow adequate time for the check-in procedures.

Q:
How can I vote my shares in person at the annual meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:
What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the annual meeting.

  If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee. You may vote your shares in person at the annual meeting, only if at the annual meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Ness or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:
How are votes counted?

A:
In the election of directors, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

  For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to "ABSTAIN," the abstention will have no effect on the outcome of the vote of such proposal. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board ("FOR" all of our nominees to the board, "FOR" ratification of our independent registered public accounting firm, and in the discretion of the proxy holders, Mr. Zoller and Mr. Rotem, on any other matters that properly come before the meeting).

Q:
Where can I find the voting results of the annual meeting?

A:
We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2005.

Q:
When are the stockholder proposals due for the 2006 annual meeting?

A:
In order to be considered for inclusion in next year's proxy statement, stockholder proposals must be submitted in writing to:

    Ilan Rotem, Secretary and General Counsel
    Ness Technologies
    Ness Tower
    Atidim High-Tech Industrial Park, Building 4
    Tel Aviv 61580, Israel

  and received at this address by December 23, 2005.

Q:
Are there any stockholders who own more than 5 percent of Ness' shares?

A:
According to filings made with the Securities and Exchange Commission on or before February 14, 2005, five entities each own over 5 percent of our outstanding common stock. See "Security Ownership of Certain Beneficial Owners and Management" on page 17 for more information.

Q:
Who will bear the cost of soliciting votes for the annual meeting?

A:
Ness Technologies is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:
How can I obtain your corporate governance information?

A:
Our home page is www.ness.com. You may also go directly to investor.ness.com for the following information which is available in print to any stockholder who requests it:

•
Amended and Restated Certificate of Incorporation of Ness Technologies

•
Amended and Restated By-Laws of Ness Technologies

•
Our board committee charters: Audit Committee, Nominating and Governance Committee, and Stock Option and Compensation Committee

•
Board committee composition

•
Our Code of Business Conduct and Ethics—our values and standards

•
Stockholder Communications with the Board

Q:
How may I obtain your Annual Report on Form 10-K and other financial information?

A:
A copy of our 2004 Form 10-K is enclosed.

  Stockholders may request another free copy of the 2004 Form 10-K and other financial information from:

    Investor Relations
    Ness Technologies
    Ness Tower
    Atidim High-Tech Industrial Park, Building 4
    Tel Aviv 61580, Israel
    +972 (3) 766-6800

  Alternatively, current and prospective investors can access the Form 10-K and other financial information on our Investor Relations web site at investor.ness.com.

  We will also furnish any exhibit to the 2004 Form 10-K if specifically requested.

Q:
What if I have questions for your transfer agent?

A:
Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

    American Stock Transfer & Trust Company
    59 Maiden Lane
    Plaza Level
    New York, NY 10038
    Telephone: (800) 937-5449 (U.S. and Canada)
    Telephone: (718) 921-8124 (international)
    Fax: (718) 236-2641

Q:
Who can help answer my questions?

A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact us at:

    Investor Relations
    Ness Technologies
    Ness Tower
    Atidim High-Tech Industrial Park, Building 4
    Tel Aviv 61580, Israel
    +972 (3) 766-6800

Corporate Governance Principles and Board Matters

Board Independence

        The board of directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with Ness. A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director's exercise of critical and disinterested judgment on behalf of Ness and its stockholders. In determining whether a material relationship exists, the board considers, for example, the sales or charitable contributions between Ness Technologies and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder) and whether a director is a former employee of ours. The board consults with our counsel to ensure that the board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent director," including but not limited to those set forth in pertinent listing standards of the NASDAQ National Market as in effect from time to time. The Nominating and Governance Committee reviews the board's approach to determining director independence periodically and recommends changes as appropriate for consideration and approval by the full board.

        Consistent with these considerations, the board has reviewed all relationships between Ness and the members of the board and affirmatively has determined that all directors are independent directors except Mr. Zoller, Mr. Fogel, Mr. Lavi and Mr. Srivastava because they are either currently, or have within in the last three years, been employed by or received compensation in excess of $60,000 from Ness.

Board Structure and Committee Composition

        As of the date of this proxy statement, our board has eight directors and the following three standing committees: Audit Committee, Nominating and Governance Committee, Stock Option and Compensation Committee. In addition, the board from time to time establishes special purpose committees.

        The committee membership and meetings during the last fiscal year and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the board. All of the committee charters are available on our web site at investor.ness.com under the heading "Corporate Governance Highlights" and copies are appended to this proxy statement.

	Audit Committee	Nominating and Governance Committee	Stock Option and Compensation Committee

Dr. Satyam C. Cherukuri	Chairman

Mr. Aharon Fogel

Dr. Henry Kressel	Member	Member	Chairman

Mr. Hagai Lavi

Mr. Rajeev Srivastava

Mr. Dan S. Suesskind	Member, Financial Expert	Member

Mr. Morris Wolfson		Chairman	Member

Mr. Raviv Zoller

        During 2004, the board held five meetings. Each director attended at least 75% of all board and applicable committee meetings, except Mr. Suesskind, who attended two of three board or committee meetings in 2004 following his appointment as a director. From time to time, the members of the board of directors and committees thereof also acted by unanimous written consent pursuant to the laws of the State of Delaware.

        Each director is elected annually to serve until the next annual meeting or until his or her successor is elected. Mr. Lavi has chosen not to seek re-election. Ness intends to appoint an additional independent director prior to the one year anniversary of our public listing, which was September 29, 2004; at this time no candidate has been identified.

Board Committees

        Our board of directors has three standing committees to assist it with its responsibilities. These committees are described below.

        The Audit Committee, which is comprised solely of directors who satisfy the NASDAQ National Market and U.S. Securities and Exchange Commission ("SEC") audit committee membership requirements or an exemption therefrom, is governed by a board-approved charter that contains, among other things, the committee's membership requirements and responsibilities. The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent registered public accounting firm (the independent auditors) on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains our independent auditors. It maintains direct responsibility for the compensation, termination and oversight of our independent auditors and evaluates the independent auditors' qualifications, performance and independence. The committee also monitors compliance with our policies on ethical business practices and reports on these items to the board. The Audit Committee has established policies and procedures for the pre-approval of all services provided by the independent auditors. Further, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by Ness, which are described under "Stockholder Communications with the Board" on page 10 of this proxy statement. The Audit Committee's Report is included on page 36 of this proxy statement and the committee's charter is available on our web site and in print to any stockholder who requests it. A copy of the charter is appended to this proxy statement. Our Audit Committee is comprised of Dr. Cherukuri, Mr. Suesskind and Dr. Kressel, and Dr. Cherukuri is the chairman of the committee. Dr. Kressel is serving on the Audit Committee pursuant to an exemption from the independence requirements of SEC Rule 10A-3 afforded to newly-public companies. We intend to appoint to our board and the Audit Committee an independent director who satisfies the heightened definition of "independent" under Rule 10A-3 prior to September 29, 2005, the one year anniversary of our initial public offering, at which time Dr. Kressel will resign from the Audit Committee.

        Financial Expert on Audit Committee:    The board has determined that Mr. Suesskind, who currently is the chief financial officer of Teva Pharmaceutical Industries Limited, is the Audit Committee financial expert, as defined under the Securities Exchange Act of 1934, as amended. The board made a qualitative assessment of Mr. Suesskind's level of knowledge and experience based on a number of factors, including his formal education and experience as chief financial officer of Teva for twenty-seven years.

        The Stock Option and Compensation Committee, which is comprised solely of independent directors, determines all compensation for our chief executive officer; reviews and approves corporate goals relevant to the compensation of our chief executive officer and evaluates our chief executive officer's performance in light of those goals and objectives; reviews and approves objectives relevant to other executive officer compensation; reviews and approves the compensation of other executive officers in accordance with those objectives; administers our stock option plans; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where board or stockholder action is contemplated with respect to the adoption of or amendments to such plans. The committee makes recommendations on organization, succession, the election of officers, consultantships and similar matters where board approval is required. The committee's annual report on executive compensation is included on page 31 of this proxy statement and the committee's charter is available on our web site and in print to any stockholder who requests it. A copy of the charter is appended to this proxy statement. Our Stock Option and Compensation Committee is comprised of Dr. Kressel and Mr. Wolfson, and Dr. Kressel is the chairman of the committee.

        The Nominating and Governance Committee, which is comprised solely of independent directors, considers and makes recommendations on matters related to the practices, policies and procedures of the board and takes a leadership role in shaping the corporate governance of Ness. As part of its duties, the committee assesses the size, structure and composition of the board and board committees, coordinates evaluation of board performance and reviews board compensation. The committee also acts as a screening and nominating committee for candidates considered for election to the board. In this capacity it concerns itself with the composition of the board with respect to depth of experience, balance of professional interests, required expertise and other factors. The committee evaluates prospective nominees identified on its own initiative or referred to it by other board members, management, stockholders or external sources and all self-nominated candidates. The committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other board members, management and search companies. The committee's charter is available on our web site and in print to any stockholder who requests it. A copy of the charter is appended to this proxy statement. Our Nominating and Governance Committee is comprised of Mr. Wolfson, Dr. Kressel and Mr. Suesskind, and Mr. Wolfson is the chairman of the committee.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics applying to our directors, officers and employees. The code is available on our web site, www.ness.com.

        The code is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the code to appropriate persons identified in the code, and (v) accountability for adherence to the Code. Amendments to the code and any grant of a waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed on our web site at investor.ness.com.

Compensation Committee Interlocks and Insider Participation

        Our stock option and compensation committee consists of Dr. Kressel and Mr. Wolfson. Prior to our initial public offering, our executive committee, which previously handled executive compensation matters, consisted of Dr. Kressel, Mr. Wolfson and Mr. Fogel. Except as set forth in "Certain Relationships and Related Transactions" on page 20 and "Director Compensation" on page 11, none of such directors was a party to any transaction with Ness which requires disclosure under Item 402(j) of Regulation S-K.

Stockholder Communications with the Board

        Stockholders who wish to do so may communicate directly with the board, or specified individual directors, according to the procedures described below.

        In addition, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Ness regarding accounting, internal accounting controls or auditing matters. In addition, we have established procedures for confidential, anonymous submissions by employees with respect to such matters.

        We will forward all communications from security holders and interested parties to the full board, to non-management directors, to an individual director or to the chairperson of the board committee that is most closely related to the subject matter of the communication, except for the following types of communications:

  •
  communications that advocate that we engage in illegal activity;

  •
  communications that, under community standards, contain offensive or abusive content;

  •
  communications that have no relevance to our business or operations; and

  •
  mass mailings, solicitations and advertisements.

        The corporate secretary and general counsel will determine when a communication is not to be forwarded.

        Our acceptance and forwarding of communications to the directors does not imply that the directors owe or assume any fiduciary duties to persons submitting the communications.

Write to the Ness Board

    Board of Directors (or name of individual director)
    c/o Corporate Secretary
    Ness Technologies
    Ness Tower
    Atidim High-Tech Industrial Park, Building 4
    Tel Aviv 61580, Israel

Contact the Ness Audit Committee

        Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

    Chairman, Audit Committee
    c/o Corporate Secretary
    Ness Technologies
    Ness Tower
    Atidim High-Tech Industrial Park, Building 4
    Tel Aviv 61580, Israel

Director Compensation

        We entered into an agreement with Mr. Fogel, our chairman of the board, on August 1, 1999 and an amendment to such agreement as of May 31, 2001. The current term expires on July 31, 2005 and is automatically extended for successive one-year periods, unless terminated by either party by providing written notice at least three months prior to the expiration of the then existing term. Mr. Fogel is required to devote at least 50% of his time and efforts to the performance of his duties for us. Mr. Fogel's annual base compensation is currently $152,311, and he is eligible to receive an annual bonus, subject to board approval, of up to 40% of the bonus awarded to our chief executive officer. According to the agreement, Mr. Fogel also received options to purchase 366,262 shares of our common stock at an exercise price of $0.58 per share (for 86,316 shares) and $8.47 (for 279,946). We may terminate Mr. Fogel for cause, as defined in the agreement, immediately or for any other reason upon six months prior written notice. In the event of termination for cause, Mr. Fogel will be entitled to his base salary through the termination date. However, if the agreement is terminated for any other reason by either party, Mr. Fogel will be entitled to receive his base salary and all amounts deposited in his favor in any pension funds, including payments made for severance pay. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions. The non-competition and non-solicitation provisions apply during the term of the agreement and for one year thereafter. In addition, effective January 1, 2004, Mr. Fogel was granted options to purchase 71,930 shares of our common stock at an exercise price of $11.82 per share. These options vest and become exercisable in three equal installments on each of the first three anniversaries of the grant and expire on December 31, 2010, subject to acceleration upon a change of control, as defined in the 2003 Israeli Share Option Plan, if Mr. Fogel's agreement is terminated or Mr. Fogel resigns due to a reduction in his title or duties within six months of the change of control.

        Each of our independent directors receives options to purchase 15,000 shares of our common stock upon election to our board of directors and $10,000 annually. In addition, independent directors will receive $5,000 annually for service on our Audit Committee, and $400 for each committee meeting they attend as members of our Stock Option and Compensation Committee or our Nominating and Governance Committee. Other members of our board of directors do not receive any compensation for serving as directors or members of committees. All members of our board of directors are eligible for reimbursement for their reasonable expenses incurred in connection with attendance at meetings of the board of directors and its committees.

Director Nominations

        The Nominating and Governance Committee evaluated and recommended director nominees for the election of directors at the annual meeting. In fulfilling its responsibilities, this committee considered the following factors:

  •
  the appropriate size of the board of directors and its committees;

  •
  our needs with respect to the particular talents and experience of our directors;

  •
  the knowledge, skills and experience of nominees, including experience in the information technology industry, the nonprofit sector, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors;

  •
  experience with accounting rules and practices;

  •
  applicable regulatory and securities exchange/association requirements;

  •
  appreciation of the relationship of our business to the changing needs of society; and

  •
  a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.

        The Nominating and Governance Committee's goal is to assemble a board of directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the committee also considers candidates with appropriate non-business backgrounds.

        Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of Ness and its stockholders. The committee does, however, recognize that, under applicable regulatory requirements, at least one member of the board must, and believes that it is preferable that more than one member of the board should, meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that at least a majority of the members of the board must meet the definition of "independent director" under Nasdaq listing standards. The committee also believes it appropriate for certain key members of our management to participate as members of the board.

        The Nominating and Governance Committee identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective. If any member of the board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Governance Committee and board of directors will be polled for suggestions as to individuals meeting the criteria of the committee. Research may also be performed to identify qualified individuals. If the committee believes that the board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

        The Nominating and Governance Committee will evaluate any recommendation for director nominee proposed by a stockholder. Any recommendation for director nominee submitted by a qualifying stockholder must be received by us no earlier than 120 days and not later than 90 days prior to the anniversary of the date proxy statements were mailed to stockholders in connection with the prior year's annual meeting of stockholders. Any stockholder recommendation for director nominee must be submitted to our Secretary in writing at Ness Tower, Atidim High-Tech Industrial Park, Building 4, Tel Aviv 61580, Israel and must contain the following information:

  •
  the name and address of the stockholder who intends to make the recommendation;

  •
  a representation by the stockholder that he/she is a stockholder of record at the time of the recommendation and will be entitled to vote at the stockholders annual meeting for which the recommendation is being made;

  •
  the candidate's name, age, contact information and current principal occupation or employment;

  •
  a description of the candidate's qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation and employment and the name and principal business of any corporation or other organization in which the candidate was employed;

  •
  such other information regarding each candidate proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each candidate been nominated, or intended to be nominated, by the board;

  •
  a description of all arrangements or understandings between the stockholder and each candidate and any other person or persons (naming such person or persons) pursuant to which the recommendation or recommendations are to be made by the stockholder;

  •
  the candidate's resume;

  •
  three (3) references; and

  •
  the consent of each candidate to serve as a director of Ness if so elected.

        The Nominating and Governance Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.

        All directors and director nominees will submit a completed form of directors' and officers' questionnaire as part of the Nominating and Corporate Governance process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the committee.

        All the director nominees named in this proxy statement met the board's criteria for membership and were recommended by the Nominating and Governance Committee for election by stockholders at this annual meeting.

Proposals To Be Voted On

Proposal No. 1: Election of Directors

        There are seven nominees for election to our board of directors this year. All of the nominees except Satyam C. Cherukuri, Dan S. Suesskind and Raviv Zoller have served as directors since 1999. Dr. Cherukuri, Mr. Suesskind and Mr. Zoller became directors upon completion of our initial public offering, which closed in October 2004. Information regarding the business experience of each nominee is provided below. Each director is elected annually to serve until the next annual meeting or until his or her successor is elected. Mr. Lavi has chosen not to seek re-election. Ness intends to appoint an additional independent director prior to the one year anniversary of our public listing, which was September 29, 2004; at this time no candidate has been identified. There are no family relationships among our executive officers and directors.

        If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the seven persons recommended by the board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

        All of the nominees have indicated to Ness that they will be available to serve as directors. In the event that any of the nominees becomes unavailable, votes will be cast for such substitute nominee or nominees as may be designated by the board, unless the board reduces the number of directors.

        Our board recommends a vote FOR the election to the board of each of the following nominees.

Vote Required

        Each director receiving a plurality of affirmative votes will be elected. You may withhold votes from any or all nominees. Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy FOR the nominees as directors of Ness.

Nominees

Aharon Fogel Director since 1999 Age 58	Aharon Fogel has served as our chairman of the board of directors since 1999. Since December 2000, he has served as the chairman of the board of Migdal Insurance Company Ltd., Israel's largest insurance company. Mr. Fogel served as general partner of Jerusalem Venture Partners, an Israeli venture capital fund, from 1996 to 1999. Mr. Fogel has held a number of senior positions, including Director General of the Israel Ministry of Finance, Chairman of Leumi & Co. Investment Bank, Chairman of the Hadassah Medical Center, and Director of the Economic & Control Division of Clal Israel Ltd. He holds a B.A. in Economics and Statistics from the Hebrew University of Jerusalem.
Raviv Zoller Director since 2004 Age 41
Raviv Zoller has served as our president and chief executive officer since June 2001 and has served as a member of our board since October 4, 2004. From October 1999 to May 2001, Mr. Zoller served as our chief financial officer. From 1994 to 1998, he served as founding partner of Apex-Mutavim, an Israeli investment banking firm. From 1991 to 1999, Mr. Zoller was a partner in Zoller, Radiano and Co., an Israeli CPA firm. Mr. Zoller holds a B.A. in economics and a B.A. in accounting from Tel Aviv University, where he also completed studies for a masters degree in economics while serving as a faculty member. Mr. Zoller is a certified public accountant licensed in Israel.

Rajeev Srivastava Director since 2003 Age 41
Rajeev Srivastava has served as president of Ness Global Services since the effective date of our acquisition of Apar Holding Corp. in June 2003 and has served as a member of our board since August 2003. From June 1996 to June 2003, Mr. Srivastava served as chief executive officer of Apar, which he co-founded. From September 1992 to May 1996, Mr. Srivastava worked at Mastech Corporation (now iGate) and served as Director — Global Resources and as head of Mastech's Asia Pacific operations based out of Singapore. From June 1988 to August 1992, Mr. Srivastava served as an IT consultant with Tata Consultancy Services. Mr. Srivastava holds an engineering graduate degree and a masters degree in Management Studies from the University of Bombay.
Dr. Henry Kressel Director since 1999 Age 71
Dr. Henry Kressel has served as a member of our board since 1999. He joined Warburg Pincus in 1983 and has been a partner and managing director of Warburg Pincus since 1984. Prior to that, he was staff vice president of the RCA Corporation, where he was responsible for research and development of electronic devices and systems. Dr. Kressel is a graduate of Yeshiva College, Harvard University and holds an M.B.A. from the Wharton School of Business and a PhD in engineering from the University of Pennsylvania. He is an elected member of the National Academy of Engineering and has served in advisory capacities to the National Science Foundation and the United States Air Force. He serves on the boards of directors of several privately-held high-technology companies.
Morris Wolfson Director since 1999 Age 44
Morris Wolfson is the founder of our company and has served as a member of our board since our inception in 1999. Mr. Wolfson is a private investor and entrepreneur since 1983, with investments in a variety of companies and investment vehicles. He is a member of the Wolfson family, the principals of the Wolfson Group, which together with other Wolfson family entities has historically owned and developed commercial real estate development and ownership and actively invests in a diverse array of investments and investment vehicles, including a substantial portfolio of hedge funds and private equity funds.
Dr. Satyam C. Cherukuri Director since 2004 Age 48
Dr. Satyam C. Cherukuri has served as a member of our board since October 4, 2004. Since June 2002, Dr. Cherukuri has served as president and chief executive officer of Sarnoff Corporation, a manufacturer of electronic, biomedical and IT products and services. From November 2001 to June 2002, Dr. Cherukuri served as the chief operating officer of Sarnoff Corporation and from 1998 to 2001 he served as managing director of Sarnoff's life sciences and systems unit. Dr. Cherukuri joined Sarnoff Corporation in 1989 as a researcher and prior to that worked as a researcher at Olin Corporation, a materials producer and Siemens AG. Dr. Cherukuri received a B.Tech. in Ceramic Engineering from Banaras Hindu University in India and an M.S. in Glass Science and Ph.D. in Ceramics from Alfred University.

Dan S. Suesskind Director since 2004 Age 61
Dan S. Suesskind has served as a member of our board since October 4, 2004. Mr. Suesskind has worked in various capacities for Teva Pharmaceutical Industries Limited, a publicly traded company, since 1976 and has been its chief financial officer since 1978. From 1970 until 1976, he was a consultant and securities analyst with International Consultants Ltd. He received his B.A. in Economics and Political Science from the Hebrew University in 1965 and an M.B.A. from the University of Massachusetts in 1969. Mr. Suesskind is currently on the board of directors of Migdal Insurance Company Ltd, a member of the Investment Advisory Committees of the Jerusalem Foundation and the Israel academy of science and humanities, and a member of the Board of Trustees of the Hebrew University.

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm

        The Audit Committee, comprised of independent members of the board, has appointed Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the independent registered public accounting firm (the independent auditors) for Ness Technologies for the year 2005, subject to ratification by the holders of our common stock. In taking this action, the Audit Committee considered carefully Kost Forer Gabbay & Kasierer's performance for us in that capacity since its retention in 1999, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. Representatives of Kost Forer Gabbay & Kasierer do not intend to be present at the annual meeting.

        During fiscal 2004, Kost Forer Gabbay & Kasierer served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See "Principal Accountant Fees and Services" on page 35.

        As the members of the Audit Committee value stockholders' views on our independent auditors, there will be presented at the annual meeting a proposal for the ratification of the appointment of Kost Forer Gabbay & Kasierer. Stockholder ratification of the selection of Kost Forer Gabbay & Kasierer as our independent auditors is not required by our by-laws or otherwise. However, the board is submitting the selection of Kost Forer Gabbay & Kasierer to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain the firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests Ness and its stockholders.

        The Audit Committee of the board of directors recommends a vote FOR this proposal.

Vote Required

        Ratification of the appointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for fiscal 2005 requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to be voted at the meeting.

Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership Table

        The following table sets forth certain information regarding the beneficial ownership of our common stock by:

  •
  each of our directors,

  •
  each of our named executive officers,

  •
  all of our directors and executive officers as a group, and

  •
  each person, or group of affiliated persons, known to us to beneficially own 5% or more of our outstanding common stock as reflected either in such person's filings with the SEC or otherwise provided to us.

        Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The table includes the number of shares underlying options that are exercisable within 60 days of April 20, 2005. Common stock subject to these options is deemed to be outstanding for the purpose of computing the ownership percentage of the person holding these options, but is not deemed to be outstanding for the purpose of computing the ownership percentage of any other person. As of April 20, 2005, 34,532,770 shares of common stock were issued and outstanding.

        Unless otherwise indicated, the address for all of the named executive officers, directors and stockholders named below is c/o Ness Technologies, Inc., Ness Tower, Atidim High-Tech Industrial Park, Building 4, Tel Aviv 61580, Israel. Except as otherwise indicated, the beneficial owners named in the table below have sole voting and investment power with respect to all shares of capital stock held by them.

	Shares of Common Stock Beneficially Owned
Name
	Number		Percentage
Warburg Pincus(1)	6,816,828	(2)	19.7
Nesstech LLC(3)	5,357,586		15.5
Entities affiliated with Raj Rajaratnam	1,808,114	(4)	5.2
AXA Financial, Inc.	1,770,080	(5)	5.1
JLF Asset Management, LLC	1,737,379	(6)	5.0
Aharon Fogel(7)	390,238		1.1
Raviv Zoller(7)	505,581		1.4
Rajeev Srivastava(8)	770,730		2.2
Tuvia Feldman(7)	159,012		*
Yoram Michaelis(7)	164,437		*
Ivan Hruska(7)	38,826		*
Shachar Efal	117,708		*
Henry Kressel(9)	6,816,828	(2)	19.7
Morris Wolfson	5,381,562	(10)	15.6
Hagai Lavi(11)	1,184,447		3.4
Satyam C. Cherukuri	—		—
Dan S. Suesskind	—		—
All directors and executive officers as a group (18 persons) (12)	16,329,954		44.7

*
Represents less than 1%

(1)
Warburg Pincus Partners, LLC, a New York limited liability company, or WPP, is the sole general partner of each of Warburg, Pincus Equity Partners, L.P., a Delaware limited partnership and certain affiliated funds, or WPEP, Warburg, Pincus Ventures International, L.P., a Bermuda limited partnership, or WPVI, and Warburg, Pincus Ventures L.P., a Delaware limited partnership, or WPV. Each of WPEP, WPVI and WPV are managed by Warburg Pincus LLC, a New York limited liability company, or WP LLC. Due to the respective relationship among the Warburg Pincus funds that are the record holders of our stock, each of WPEP, WPV, WPVI, WPP and WP LLC may be deemed to have shared beneficial ownership of these shares although each entity disclaims beneficial ownership of the shares of common stock owned of record by any other Warburg Pincus entity. The address of each of the Warburg Pincus entities is 466 Lexington Avenue, New York, New York 10017.

(2)
Consists of (i) 3,018,105 shares of common stock held by WPEP, (ii) 3,410,928 shares of common stock held by WPVI and (iii) 387,795 shares of common stock held by WPV.

(3)
Nesstech LLC is a New York limited liability company. Mr. Morris Wolfson is the sole manager of Nesstech LLC. As the sole manager, Mr. Wolfson has sole voting and investment power over, and therefore may be deemed to be the beneficial owner of, the shares of common stock held by Nesstech LLC. Mr. Wolfson disclaims beneficial ownership of the shares of common stock held by Nesstech LLC except to the extent of his equity interest therein. The address of Nesstech LLC is One State Street Plaza, New York, New York 10004. Nesstech LLC has granted an option to Lea Atad to purchase 130,673 shares of common stock.

(4)
Based solely upon a Schedule 13G filed with the Commission on February 23, 2005. Of the shares of our common stock being reported as beneficially owned: (i) 1,808,114 shares may be deemed to be beneficially owned by Raj Rajaratnam; Galleon Management, L.L.C.; and Galleon Management, L.P.; (ii) 347,608 shares are held by Galleon Advisors, L.L.C.; (iii) 322,608 are held by Galleon Captains Partners, L.P.; (iv) 1,237,106 are held by Galleon Captains Offshore, Ltd.; (v) 2,650 are held by Galleon Communications Partners, L.P.; (vi) 12,350 shares are held by Galleon Communications Offshore, Ltd.; (vii) 22,350 are held by Galleon Technology Partners II, L.P.; (viii) 82,650 are held by Galleon Technology Offshore, Ltd.; and (ix) 22,350 are held by Galleon Buccaneers Offshore, Ltd. Pursuant to the partnership agreements of Galleon Captains Partners, L.P., Galleon Technology Partners II, L.P. and Galleon Communications Partners, L.P., Galleon Management, L.P. and Galleon Advisors, L.L.C. share all investment and voting power with respect to the securities held by Galleon Captains Partners, L.P., Galleon Technology Partners II, L.P. and Galleon Communications Partners, L.P., and pursuant to an investment management agreement, Galleon Management, L.P. has all investment and voting power with respect to the securities held by Galleon Captains Offshore, Ltd., Galleon Technology Offshore, Ltd., Galleon Communications Offshore, Ltd. and Galleon Buccaneers Offshore, Ltd. Raj Rajaratnam, as the managing member of Galleon Management, L.L.C., controls Galleon Management, L.L.C., which, as the general partner of Galleon Management, L.P., controls Galleon Management, L.P. Raj Rajaratnam, as the managing member of Galleon Advisors, L.L.C., also controls Galleon Advisors, L.L.C. The shares reported herein by Raj Rajaratnam, Galleon Management, L.P., Galleon Management, L.L.C., and Galleon Advisors, L.L.C. may be deemed to be beneficially owned as a result of the purchase of such shares by Galleon Captains Partners, L.P., Galleon Captains Offshore, Ltd., Galleon Technology Partners II, L.P., Galleon Technology Offshore, Ltd., Galleon Communications Partners, L.P., Galleon Communications Offshore, Ltd., and Galleon Buccaneers Offshore, Ltd., as the case may be. Each of Raj Rajaratnam, Galleon Management, L.P., Galleon Management, L.L.C., and Galleon Advisors, L.L.C. disclaims any beneficial ownership of the shares reported herein, except to the extent of any pecuniary interest therein. The address for these entities is 135 East 57th Street, 16th Floor, New York, New York 10022.

(5)
Based solely upon a Schedule 13G filed with the Commission on February 14, 2005, AXA Financial, Inc. is the beneficial owner of 1,770,080 shares of common stock by virtue of its status as the parent company of Alliance Capital Management L.P. and AXA Equitable Life Insurance Company. Alliance Capital Management L.P. holds sole voting power over 1,258,500 shares of common stock and sole dispositive power over 1,440,550 shares of common stock. AXA Equitable Life Insurance Company holds sole voting and sole dispositive power over 329,530 shares of common stock. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.

(6)
Based solely upon a Schedule 13G filed with the Commission on January 14, 2005, JLF Asset Management, LLC is the beneficial owner of 1,737,379 shares of common stock. The address for JLF Asset Management, LLC is 2775 Via de la Valle, Suite 204, Del Mar, California 92014.

(7)
Consists of shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 20, 2005.

(8)
Includes 13,487 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 20, 2005.

(9)
Dr. Kressel is a general partner of the parent company of WPP and a managing director and member of WP LLC. All shares indicated as owned by Dr. Kressel are included because of his affiliation with the Warburg Pincus entities. Dr. Kressel does not own any shares individually and disclaims beneficial ownership of all shares owned by the Warburg Pincus entities. The address of Dr. Kressel is c/o Warburg Pincus, 466 Lexington Avenue, New York, New York 10017.

(10)
Consists of (i) 5,357,586 shares of common stock held by Nesstech LLC, a New York limited liability company of which Mr. Wolfson is the sole manager, (ii) 11,988 shares of common stock held by the Chana Sasha Foundation, of which Mr. Wolfson is president, and (iii) 11,988 shares of common stock held by Morris Wolfson Family LP, a family limited partnership of which Arielle Wolfson, Mr. Wolfson's wife, is the general partner. Mr. Wolfson disclaims beneficial ownership of these shares except to the extent of his equity interest therein. The address of such entities is One State Street Plaza, New York, New York 10004.

(11)
Consists of (i) 8,392 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 20, 2005 and (ii) 1,176,055 shares of common stock held of record by GLY High-Tech Investments Inc. Mr. Lavi and his wife are the sole stockholders of GLY, and Mr. Lavi has sole voting and investment power over, and therefore may be deemed to be the beneficial owner of, shares of common stock held by GLY. The address of GLY is c/o Tulchinsky Stern & Co., 22 Kanfei Nesharim Street, Jerusalem, Israel.

(12)
Includes 2,241,442 shares of common stock issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 20, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon a review of the copies of the forms furnished to us, we believe that all filing requirements applicable to our officers and directors were complied with during the 2004 fiscal year.

Certain Relationships and Related Transactions

Stock Ownership in Acquired Companies

        APP Stock Purchase Agreement.    On August 30, 2002, we entered into a stock purchase agreement with the stockholders of APP Group CEE B.V. pursuant to which we purchased all of the outstanding stock of APP in exchange for 906,086 shares of our common stock. We also issued options to purchase an aggregate of 164,582 shares of common stock in exchange for options previously issued by APP to its employees and directors. Warburg, Pincus Ventures, L.P. and Warburg, Pincus Ventures International, L.P. received 361,384 and 362,384 shares of our common stock, respectively, upon the closing of the transaction in exchange for all of the outstanding shares of common stock of APP held by them. These Warburg Pincus entities owned approximately 78% of APP prior to the transaction. Immediately prior to the closing of that transaction, Warburg, Pincus Ventures International, L.P. owned approximately 10.0% of our outstanding common stock on an as-converted basis and all Warburg Pincus entities collectively owned approximately 20.0% of our outstanding common stock on an as-converted basis. Warburg, Pincus Ventures, L.P. did not own any of our stock. These two Warburg Pincus entities made their initial investment in, and together became a majority stockholder of, APP in October 1997.

        Pursuant to the terms of the stock purchase agreement, our subsidiary, Ness Technologies B.V., guaranteed the payment of the $2.0 million owed by APP to these Warburg Pincus entities. The $2.0 million represented the outstanding balance of $4.0 million of indebtedness originally issued by APP to these entities in August 2000. In consideration for our granting the guarantee, the lender reduced the annual interest rate to 2.95% and extended the maturity date. As amended, one-half of the principal amount and any accrued and unpaid interest was due on September 30, 2004, and such payment was made, and the remaining principal amount and any accrued and unpaid interest is due on September 30, 2005.

        Negotiations of the terms of this transaction on our behalf were conducted by Raviv Zoller, our president and chief executive officer. In determining the purchase price of APP, Mr. Zoller and his counterpart at APP considered our revenues relative to those of APP for the six-month period prior to commencing negotiations and adjusted for the companies' growth expectations, non-recurring expenses, net debt and the potential cost savings that we might achieve as a combined company. Our board of directors conducted a detailed analysis of the value of APP to our business at that time. Given our board's collective financial sophistication and its understanding of our business and financial condition and the business and financial condition of APP, and considering the private nature of both companies at the time of the transaction, our board did not deem it necessary to receive a fairness opinion from an independent third party. Our board, including all disinterested directors, unanimously approved the transaction. Dr. Kressel, who is affiliated with the Warburg entities, did not participate in any of the negotiations of the terms of the transaction.

        Apar Merger Agreement.    On May 12, 2003, we entered into a merger agreement pursuant to which we acquired Apar Holding Corp., the parent of Apar InfoTech, resulting in Apar becoming our wholly-owned subsidiary. Upon the closing of the merger, we issued 6,221,712 shares of our common stock and assumed options previously issued by Apar to its employees and directors to purchase an aggregate of 540,121 shares of our common stock, based on the exchange rate set forth in the merger agreement. Five Warburg Pincus entities received shares of our common stock upon the closing of the merger, and each of these entities was one of our stockholders prior to the merger, as set forth in the table below. These Warburg Pincus entities owned approximately 53% of the outstanding common stock of Apar prior to the closing of the merger. These five Warburg Pincus entities made their initial investment in

Apar in March 2000. The aggregate amount invested by these entities in Apar was approximately $34.7 million.

		Ness Common Stock Received in Merger
Entity	Percentage Ownership of Ness Prior to the Merger	Number of Shares	Percentage	Percentage Ownership of Ness Following the Merger
Warburg, Pincus Equity Partners, L.P.	8.5%	1,868,819	12.0%	14.6%
Warburg, Pincus Ventures International, L.P.	11.3	1,977,585	12.7	17.1
Warburg, Pincus Netherlands Equity Partners I, C.V.	0.3	59,327	0.4	0.5
Warburg, Pincus Netherlands Equity Partners II, C.V.	0.2	39,551	0.3	0.3
Warburg, Pincus Netherlands Equity Partners III, C.V.	0.04	9,887	0.1	0.08

        Pursuant to the terms of the merger agreement, we agreed to issue additional shares of our common stock to the stockholders of Apar to the extent necessary to preserve their ownership percentages in us prior to the exchange of shares of our common stock for the remaining shares of common stock of Ness U.S.A. that we do not own. Effective March 2, 2005, we issued to these stockholders an aggregate of 89,305 shares of our common stock pursuant to this agreement as a result of the closing of our exchange offer for the remaining shares of Ness U.S.A. that we did not own.

        Negotiations of the terms of this transaction on our behalf were conducted by Raviv Zoller, our president and chief executive officer. In determining the merger consideration, Mr. Zoller and his counterpart at Apar considered our revenues and operating income relative to those of Apar for the six months prior to commencing negotiations, adjusted for the companies' growth expectations, non-recurring revenues and expenses and net debt. Mr. Zoller also considered the potential cost savings that we might achieve as a combined company. Our board of directors conducted a detailed analysis of the value of Apar to our business at that time. Given our board's collective financial sophistication and its understanding of our business and the business of Apar, and considering the private nature of both companies at the time of the transaction, our board did not deem it necessary to receive a fairness opinion from an independent third party. Our board, including all disinterested directors, unanimously approved the transaction. Dr. Kressel did not participate in any of the negotiations of the terms of the transaction.

        Warburg Pincus, and all of its related entities, is a private equity fund that seeks to raise money from limited partners, identify investments in privately held companies (in most cases) and attempt to increase the value of these investments. Although Warburg Pincus exercised some control over these investments by virtue of having board representation, rights inherent in preferred stock, rights contained in stockholders agreements and other similar rights typically afforded large investors, Warburg Pincus's investments in APP and Apar were passive equity interests.

Consulting Agreement

        On July 1, 2003, we entered into an agreement with GLY—Technological Horizons Ltd., or GLY Horizons, a company owned by Mr. Hagai Lavi, one of our directors, and his wife, pursuant to which Mr. Lavi provides us with consulting services. The services cover instruction and assistance with respect to sales and marketing activities, lectures and training for executives and employees, and participation in sales and special projects teams. The initial term of the agreement expired on December 31, 2004 and is automatically extended for successive one-year periods, unless terminated by either party by providing written notice at least three months prior to expiration of the then existing term. The annual fees payable to GLY Horizons are $247,200 and GLY Horizons may be eligible to receive an annual bonus of up to $150,000 based on GLY Horizons reaching certain annual goals set by our chief executive officer. The bonus criteria may change from year to year. For 2004, the bonus criteria were the completion of training and mentoring by Mr. Lavi of our Israeli sales personnel in our sales and marketing methodology, and a 50% increase in backlog for our Israeli subsidiaries as a result of their sales activities. GLY Horizons earned an $84,000 bonus for 2004.

Stockholders Agreement

        The Warburg Pincus stockholders, Nesstech LLC and certain of its affiliates, GLY, Velston Pte. Ltd., or Velston, and other principal stockholders were parties to a stockholders agreement with us. The stockholders agreement provided, among other things, for the rights of these stockholders to designate members of our board and certain cross-purchase and sale rights in respect of our common stock and our Class B and Class C preferred stock owned by these stockholders. The stockholders agreement terminated upon the consummation of our initial public offering.

Registration Rights Agreements

        The holders of 12,899,212 shares of our common stock have the right to require us to register these shares with the SEC pursuant to the terms of certain registration rights agreements.

        Registration Rights Agreements.    GLY and certain of the affiliates of Nesstech LLC are parties to a registration rights agreement with us, dated March 26, 1999, and Velston is a party to a registration rights agreement with us, dated May 13, 1999. The Warburg Pincus stockholders, Nesstech LLC, GLY and certain other common stockholders are parties to a second amended and restated registration rights agreement with us, dated June 30, 2003, as amended. Under these agreements, holders of shares having registration rights can demand that we file a registration statement or request to have their shares included in a registration statement that we file for our own account or for the account of other stockholders.

        Demand Registration Rights.    Beginning six months following the completion of our initial public offering, the stockholders party to the GLY and Velston agreements have the right to demand that we file a registration statement covering the offer and sale of their securities so long as these securities have an anticipated public offering price of at least $5.0 million for the securities covered by the GLY agreement and $3.0 million for the securities covered by the Velston agreement. If we are eligible to file a registration statement on Form S-3, any holder of shares having registration rights under the GLY or Velston agreements has the right to demand that we file a registration statement on Form S-3 once in any six-month period, under the same aggregate offering price restrictions.

        Under the second amended and restated agreement, certain holders have the right to demand that we file a registration statement covering the offer and sale of their securities so long as these securities have an anticipated public offering price of at least $15.0 million. If we are eligible to file a registration statement on Form S-3, any holder of shares having registration rights under this agreement has the right to demand that we file a registration statement on Form S-3 or similar short-form registration statement, once in any six-month period, so long as the value of the securities to be registered is at least $5.0 million. We have the ability to delay the filing of a registration statement under specified conditions, such as for a period of time following the effective date of a prior registration statement or during the period in which such disclosure would be seriously detrimental to us.

        Piggyback Registration Rights.    If we register any of our securities under the Securities Act for public sale, either for our own account or for the account of other stockholders exercising their registration rights, stockholders with registration rights under any of these agreements will have the right to include their shares in any subsequent registration statement we file. The underwriters of any underwritten offering will have the right to limit the number of shares of common stock having registration rights to be included in the registration statement.

        Expenses of Registration.    We are required to pay all expenses in connection with any registration, other than underwriting discounts and commissions. However, we will not pay for the expenses of any demand registration if the request is subsequently withdrawn by the requesting stockholders, subject to limited exceptions.

        Indemnification.    Each of these agreements contains customary indemnification provisions, pursuant to which each party is obligated to indemnify the other party in the event of material misstatements or omissions in a registration statement attributable to that party.

        Expiration of Registration Rights.    The registration rights described above will terminate with respect to a particular stockholder's securities on, or on such date after, they are freely transferable whether because they have been included in an effective registration statement, or pursuant to an exemption from registration.

Amendment to Class C Preferred Stock

        On September 2, 2004, our board of directors and stockholders approved an amendment to the anti-dilution provisions in the certificate of designations governing the Class C preferred stock. This amendment became effective on September 20, 2004 upon the filing with the Delaware Secretary of State's office of a certificate of amendment to the certificate of designations of the Class C preferred stock. This amendment reduced the conversion ratio of the Class C preferred stock, the result of which was that the number of shares of common stock into which the shares of Class C preferred stock were converted in connection with our initial public offering was less than the number of shares that would otherwise have been issuable had this amendment not occurred, as set forth in the table below. Our board of directors believed it was in our best interests and those of our stockholders to limit the amount of dilution that all stockholders would incur as a result of the anti-dilution provisions of the Class C preferred stock. In consideration of the amendment, the registration rights agreement that we have with the holders of Class C preferred stock and other stockholders was concurrently amended to modify the priority registration rights of the Class C holders so that the holders of Class C preferred stock received the highest priority to register the shares of common stock issuable upon conversion of the Class C preferred stock in any registration statement we file, which priority for these shares did not exist previously. The holders of Class C preferred stock were: Nesstech LLC, Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Ventures International, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V., Warburg, Pincus Netherlands Equity Partners III, C.V., G.L.Y. High Tech Investments Inc. and Gmul-Amgal Investments Ltd. Morris Wolfson, the manager of Nesstech LLC, is one of our directors. Dr. Henry Kressel, a general partner of Warburg, Pincus & Co., is one of our directors. Hagai Lavi, a director and principal stockholder of GLY, is one of our directors. There were no other relationships between the holders of Class C preferred stock and us.

Initial Public Offering Price Per Share	$12.00
Additional shares of common stock without amendment	1,765,284
Additional shares of common stock with amendment	1,492,881

Management

        The following table sets forth the name, age and position of each of our directors and executive officers. Biographies for our nominees for director may be found in "Proposal No. 1: Election of Directors" on page 14. Additional information about our executive officers and about our directors who are not standing for reelection may be found following this table.

Name	Age	Position
Aharon Fogel	58	Chairman of the Board of Directors
Raviv Zoller	41	President, Chief Executive Officer and Director
Yaron Garmazi	40	Chief Financial Officer
Ytzhak Edelman	54	Executive Vice President, Chief Financial Officer*
Rajeev Srivastava	41	President, Ness Global Services and Director
Tuvia Feldman	58	Chief Operating Officer
Lea Atad	54	Executive Vice President, Strategic Accounts
Yoram Michaelis	52	President, IT Services, Ness Israel
Shachar Efal	40	President, Managed Services, Ness Israel
Michael Zinderman	53	President, Telecom & Systems, Ness Israel
Ivan Hruska	45	President, Ness Europe
Shai Onn	42	Executive Vice President, Business Development
Uri Ben Ari	50	Executive Vice President, Marketing
Efrat Shapira	39	Senior Vice President of Human Resources
Henry Kressel (1)(2)(3)	71	Director
Morris Wolfson (1)(2)	44	Director
Hagai Lavi	46	Director
Satyam C. Cherukuri (3)	48	Director
Dan S. Suesskind (1)(3)	61	Director

*
Mr. Edelman has agreed to become our chief financial officer and executive vice president on June 1, 2005
(1)
Member of the Nominating and Governance Committee.
(2)
Member of the Stock Option and Compensation Committee.
(3)
Member of the Audit Committee.

        Yaron Garmazi has served as our chief financial officer since June 2004. From September 2002 to May 2004, Mr. Garmazi served as chief financial officer of Envara, Inc., a semiconductor company. From December 2000 to August 2002, Mr. Garmazi served as a managing director at ABN AMRO Inc.'s investment banking representative office in Tel Aviv. From January 1999 to December 2000, Mr. Garmazi served as chief financial officer at Nogatech, Inc., a publicly traded semiconductor company. From March 1995 to December 1998, Mr. Garmazi served as controller at DSPC, Inc., a publicly traded semiconductor company. From December 1992 to March 1995, Mr. Garmazi served as Audit Senior Manager at Doron & Co., an accounting firm. Mr. Garmazi is a licensed Israeli CPA and holds a B.A. in Business Administration from the Tel Aviv Business College. Mr. Garmazi will serve as our chief financial officer through approximately May 20, 2005, pursuant to his resignation announced on March 22, 2005.

        Ytzhak Edelman has agreed to become our chief financial officer and executive vice president on June 1, 2005. Mr. Edelman is currently the chief financial officer and vice president of finance at Cellcom, Israel's largest cellular operator. Mr. Edelman joined Cellcom in 1996, where he will serve until May 2005. From 1990 to 1996, Mr. Edelman held leading financial roles with Israel Military Industries, or IMI. From 1980 to 1990 he was vice president and head of accounting with Tadiran. Prior to 1980 he worked for several years in Israeli-based accounting firms. Mr. Edelman is a graduate of

The General Manager Program from Harvard Business School and holds a B.A. in accounting and economics from Tel Aviv University. He is also a certified public accountant licensed in Israel.

        Tuvia Feldman has served as our chief operating officer since June 2001. From April 2000 to May 2001, Mr. Feldman served as our vice president of operations. From August 1982 to April 2000, Mr. Feldman served as vice president of finance and administration of Advanced Technology Ltd., or ATL, which we acquired in 1999. From August 1977 to August 1982, Mr. Feldman served as communication and real time systems department manager and project manager at ATL. From March 1976 to August 1977, Mr. Feldman was a project manager at Motorola Israel. Mr. Feldman holds an M.B.A. from Tel Aviv University and a B.Sc. in Electronic Engineering from the Technion Institute in Haifa, Israel.

        Lea Atad has served as our executive vice president of strategic accounts since June 2001. From November 1999 to July 2001, Ms. Atad served as president of our Business Solutions Group. From 1994 to 1999, Ms. Atad served as chief executive officer of Compro Software Industries, which we acquired in 1999. From 1992 to 1994, she was a vice president of sales at Compro. Ms. Atad holds a B.Sc. in Social Sciences and Mathematics from the University of Haifa, Israel.

        Yoram Michaelis has served as president of IT Services, Ness Israel, since January 2004. From April 2000 to December 2003, Mr. Michaelis served as president of our Enterprise Solutions Group. From June 1988 to April 2000, Mr. Michaelis served as vice president and manager of information systems for ATL, which we acquired in 1999. From January 1982 to June 1988, Mr. Michaelis served as vice president and manager of ATL's Marketing and Software Products division. From October 1977 to January 1982, he served as project manager and sales manager at ATL. Mr. Michaelis holds a B.A. in Economics and Computer Sciences from Bar-Ilan University, Israel.

        Shachar Efal has served as president of Managed Services, Ness Israel, since January 2004. From November 1999 to December 2003, Mr. Efal served as president of our Integration and Networking Group. From January 1999 to November 1999, Mr. Efal served as chief executive officer of IPEX ICS, an integration and systems company, and from January 1994 to December 1998 he served as chief executive officer and co-founder of New-X Systems, a networking and systems services company. We acquired IPEX and New-X Systems in November 1999. From January 1993 to December 1993 Mr. Efal served as a consultant of Tefen Consultants, an industrial engineering and IT consulting firm. Mr. Efal holds a B.Sc. in Management and Industrial Engineering, specializing in Information Systems and Communication Technology from Ben Gurion University, Israel.

        Michael Zinderman has served as president of the Telecom & Systems, Ness Israel, since April 2002. From April 2000 to April 2002, Mr. Zinderman served as the division manager and vice president of Ness Telecom & Systems Group, and from June 1988 to March 2002, he served as the division manager and vice president of Real Time & Systems Group of ATL, an entity acquired in 1999. From May 1981 to May 1988, Mr. Zinderman served as software engineer and projects manager at ATL. From September 1977 to April 1981, Mr. Zinderman served as an electrical engineer at Yona Ushpiz, an electrical engines manufacturing company. Mr. Zinderman holds a B.Sc. in Electronic Engineering from the Ben Gurion University in Beersheba, Israel.

        Ivan Hruska has served as president of Ness Europe since April 2004. From September 2002 to March 2004, he served as managing director of Ness CEE. From May 2000 to September 2002, he served at Ness CEE (formerly APP prior to our acquiring it in 2002) as vice president for sales and marketing. From September 1997 to March 2000, Mr. Hruska served at Scala Business Solutions as vice president for sales in Central and Eastern Europe. Mr. Hruska holds a M.Eng. in Civil Engineering from the Technical University of Kosice, Slovakia.

        Shai Onn has served as our executive vice president of business development since January 2004. Mr. Onn served as president of Ness Europe from July 2001 to April 2004. From June 1999 to

June 2001, Mr. Onn served as chief executive officer of NetGuard Ltd., an internet security firm; from June 1998 to May 1999, Mr. Onn served as chief operating officer of Vio Ltd., a joint venture of British Telecom and Scitex; and from 1994 to 1997, Mr. Onn served as vice president of international sales and marketing at Enigma Information Systems Inc., a supply chain software firm. Mr. Onn holds a B.A. in Economics and Computer Science and an M.B.A. from Tel Aviv University.

        Uri Ben-Ari has served as our executive vice president of marketing since May 2003. From January 2002 to May 2003, Mr. Ben-Ari served as vice president of our e-Business division. From January 2000 to December 2001, Mr. Ben-Ari served as chief executive officer of Internet Gold International, an internet services provider. From July 1998 to December 1999, Mr. Ben-Ari served as vice president of marketing and sales of Internet Gold International. From December 1997 to April 1998, Mr. Ben-Ari served as a business consultant for The Israeli Channel, an Israeli satellite television news channel in the United States. From July 1993 to November 1997, Mr. Ben-Ari served as the chief executive officer and president at Jeunesse Cosmetics Inc. From April 1991 to May 1993, Mr. Ben-Ari served as a division manager at Subcon Products Corporation, a trade company based in Fairfield, New Jersey. Mr. Ben-Ari holds an M.B.A. in Marketing and B.A. in Economics from Tel Aviv University, Israel.

        Efrat Shapira has served as our vice president of human resources since June 2001. From June 2000 to June 2001, Ms. Shapira served as the human resources manager at Ness ING. From June 1998 to June 2000, Ms. Shapira served as human resources manager at IPEX ICS, an integration and systems company, which we acquired in 1999. From January 1998 to June 1998, Ms. Shapira served as human resources manager at New-X systems, a networking and systems services company. Ms. Shapira is a certified organizational psychologist and holds a masters degree from Portland State University and a B.A. in political science and psychology from Tel Aviv University, Israel.

        Hagai Lavi has served as a member of our board of directors since May 1999. Since August 2001, Mr. Lavi has served as an executive director in our corporate sales unit. Mr. Lavi served as senior vice president of marketing at Ness Technologies Israel from October 1999 to July 2001. He founded Gilad Software and Systems Integration in January 1990 and served as its chief executive officer until September 1999. From April 1984 to December 1989, Mr. Lavi served as marketing manager at Digital Israel. Mr. Lavi has held management positions at Israel Discount Bank Ltd., Israel's third largest bank, and at Bezeq Israel Telecommunications Company.

        There are no family relationships between any of our directors or executive officers.

Executive Compensation

Summary Compensation Table

        The following table sets forth information with respect to compensation earned by our chief executive officer and our other four most highly compensated executive officers (including executive officers of our subsidiaries) for each of the last three years. We refer to these executive officers as the "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Raviv Zoller President and Chief Executive Officer	2004 2003 2002	253,225 215,911 201,703	125,000 272,207 441,130	54,813 78,950 89,881	179,825 — —	38,169 30,021 28,413
Tuvia Feldman Chief Operating Officer	2004 2003 2002	196,891 194,033 181,278	112,000 185,615 286,230	24,753 48,091 35,250	25,176 57,544 —	26,410 21,969 25,907
Ivan Hruska President, Ness Europe	2004 2003 2002	240,351 214,420 196,400	160,234 272,177 120,137	5,520 6,205 5,536	25,176 — 43,158	— — —
Yoram Michaelis President, IT Services, Ness Israel	2004 2003 2002	185,409 182,717 170,706	100,000 225,332 223,857	30,175 36,959 25,265	25,176 — 35,965	25,381 24,087 24,238
Shachar Efal President, Managed Services, Ness Israel	2004 2003 2002	150,244 148,063 141,835	100,000 118,485 114,172	40,748 26,950 37,538	25,176 — —	24,961 24,546 23,522

(1)
Includes car and telephone allowances, and, except for Mr. Hruska, our contributions to an education fund.

(2)
Consists of our contributions to managers insurance.

Option Grants in Last Fiscal Year

        The following table sets forth certain information regarding stock option grants made to the named executive officers during the year ended December 31, 2004.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted(#)
Name			Exercise or Base Price ($/Sh)
				Expiration Date	5% ($)	10% ($)
Raviv Zoller	179,825	15.7%	11.82	December 31, 2010	1,126,915	1,792,101
Tuvia Feldman	25,176	2.2%	11.82	December 31, 2010	157,771	250,899
Ivan Hruska	25,176	2.2%	11.82	December 31, 2010	157,771	250,899
Yoram Michaelis	25,176	2.2%	11.82	December 31, 2010	157,771	250,899
Shachar Efal	25,176	2.2%	11.82	December 31, 2010	157,771	250,899

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth certain information regarding stock options exercised by the named executive officers in 2004 and stock options held by the named executive officers as of December 31, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)Exercisable/Unexercisable	Value of Unexercised In- The-Money Options at Fiscal Year-End ($)(1) Exercisable/Unexercisable
Raviv Zoller	—	—	505,581 / 119,884	3,039,972 / 366,845
Tuvia Feldman	—	—	150,620 / 53,948	1,207,696 / 261,467
Ivan Hruska	—	—	30,433 / 37,901	187,461 / 158,606
Yoram Michaelis	—	—	156,046 / 43,159	1,222,706 / 192,310
Shachar Efal	—	—	76,965 / 43,159	748,931 / 192,310

(1)
Represents the total gain that would be realized if all in-the-money options held at December 31, 2004 were exercised, determined by multiplying the number of shares underlying the options by the difference between the option exercise price per share and $14.88, the price per share of our common stock on December 31, 2004. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2004 about the common stock that may be issued upon exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2004.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance (excluding securities reflected in 1st column)
Equity compensation plans approved by security holders	7,299,854	$7.56	1,856,715
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	7,299,854	$7.56	1,856,715

(1)
The number of shares is subject to adjustments in the event of stock splits and other similar events.

Employment Arrangements, Termination of Employment Arrangements and Change in Control Arrangements

  Raviv Zoller

        We and our subsidiary, Ness Technologies Israel Ltd., entered into an amended and restated employment agreement with Mr. Zoller, effective as of June 1, 2001 as amended as of January 1, 2004. The current term of the agreement expires on December 31, 2005 but is automatically extended for successive one-year periods, unless terminated by either party giving written notice no later than three months prior to the expiration of the then existing term. Mr. Zoller's annual base salary, which is denominated in New Israeli Shekels, or NIS, is approximately $263,231 based on the dollar to NIS exchange rate of December 31, 2004 and he is eligible to receive an annual bonus, ranging from $125,000 to $250,000. We or Mr. Zoller may terminate the agreement by providing the other party with six months prior written notice. However, we may terminate Mr. Zoller for cause immediately if Mr. Zoller is convicted of committing a felony. If Mr. Zoller's employment is terminated without cause at any time, or for cause within six months after a change in control, Mr. Zoller will be entitled to his base salary for six months from the date of the notice of termination and to all amounts deposited in his favor in pension funds, including payments made for severance pay. In addition, Mr. Zoller shall be entitled to a six-month paid adjustment period following termination. If we terminate Mr. Zoller's employment for cause, as defined in the agreement, Mr. Zoller will be entitled to his base salary through the date of termination. The agreement also contains customary assignment of rights, confidentiality, non-competition and non-solicitation provisions. The non-competition and non-solicitation provisions apply during Mr. Zoller's employment and for two years thereafter. Effective January 1, 2004, Mr. Zoller was also granted options to purchase 179,825 shares of our common stock at an exercise price of $11.82 per share. These options vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant and expire on December 31, 2010, subject to acceleration upon a change of control, as defined in the 2003 Israeli plan, if Mr. Zoller's employment is terminated or Mr. Zoller resigns due to a reduction in his title or duties within six months of the change of control.

  Tuvia Feldman

        Upon our acquisition of ATL, we assumed the employment agreement, as amended, between ATL and Mr. Feldman and entered into an addendum to such agreement on August 27, 2000. Mr. Feldman may be deemed to be an employee-at-will, since his agreement does not specify a term of employment. Mr. Feldman's annual base salary, which is denominated in NIS, is approximately $204,671 based on the dollar to NIS exchange rate of December 31, 2004 and he is eligible to receive an annual bonus equal to 90% of the annual bonus of our chief executive officer. We may terminate the agreement at any time by providing Mr. Feldman with six months prior written notice, and Mr. Feldman may terminate the agreement at any time by providing us with three months prior written notice. Upon termination, Mr. Feldman will be entitled to his base salary through the date of termination and to all amounts deposited in his favor in pension funds, including payments made for severance pay. However, if Mr. Feldman is terminated due to his committing a crime bearing moral turpitude or causing us substantial harm resulting from a material breach of his duties to us, Mr. Feldman will not be entitled to receive any amount deposited on his behalf in any pension fund. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions. The non-competition and non-solicitation provisions apply during Mr. Feldman's employment and for one year thereafter. Effective January 1, 2004, Mr. Feldman was also granted options to purchase 25,176 shares of our common stock at an exercise price of $11.82 per share. These options vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant and expire on December 31, 2010.

  Ivan Hruska

        We entered into an offer letter of employment with Mr. Hruska on January 29, 2004 and a contract of employment with him, effective as of March 1, 2004. The agreement states that Mr. Hruska is an employee-at-will. Mr. Hruska's annual base salary, which is denominated in Euros, is approximately $264,129 based on the dollar to Euro exchange rate of December 31, 2004 and he is eligible to receive an annual bonus in an amount based mainly on the earnings before taxes of our European subsidiaries. The agreement may be terminated by either party by providing six months prior written notice, except that no prior written notice is required for termination by us as a result of gross breach of professional conduct by Mr. Hruska. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions, which apply during Mr. Hruska's employment, and for three years, six months and twelve months after termination, respectively. Effective January 1, 2004, Mr. Hruska was also granted options to purchase 25,176 shares of common stock, at an exercise price of $11.82 per share. These options vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant and expire on December 31, 2010.

  Yoram Michaelis

        Upon the acquisition of ATL, we assumed the employment agreement, as amended, between ATL and Mr. Michaelis. Mr. Michaelis may be deemed to be an employee at will because his agreement does not specify a term of employment. Mr. Michaelis' annual base salary, which is denominated in NIS, is approximately $192,735 based on the dollar to NIS exchange rate of December 31, 2004. We may terminate Mr. Michaelis' employment by providing six months prior notice and Mr. Michaelis may terminate his employment by providing us with three months prior notice. Upon termination, Mr. Michaelis will be entitled to his base salary through the date of termination and to all amounts deposited in his favor in pension funds, including payments made for severance pay. However, if Mr. Michaelis is terminated due to his committing a crime bearing moral turpitude or causing us substantial harm resulting from a material breach of his duties to us, Mr. Michaelis will not be entitled to receive any amount deposited on his behalf in any pension fund. The agreement also contains customary confidentiality and non-competition provisions. The non-competition provisions apply during Mr. Michaelis' employment and for one year thereafter. Effective January 1, 2004, Mr. Michaelis was also granted options to purchase 25,176 shares of common stock at an exercise price of $11.82 per share. The options vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant and expire on December 31, 2010.

  Shachar Efal

        We entered into an employment agreement with Mr. Efal on April 1, 2001, thereby replacing the previous employment agreement of Mr. Efal with IPEX. As of April 1, 2004, Mr. Efal may be deemed to be an employee-at-will because his agreement does not specify a term of employment beyond that date. Mr. Efal's annual base salary, which is denominated in NIS, is approximately $156,181 based on the dollar to NIS exchange rate of December 31, 2004. He is also entitled to an annual bonus at the discretion of our chief executive officer and subject to the approval of the Stock Option and Compensation Committee, but no less than 150% of his monthly salary. We may terminate Mr. Efal's' employment by providing three months prior notice and Mr. Efal may terminate his employment by providing us with three months prior notice. Upon termination, Mr. Efal will be entitled to his base salary through the date of termination and six months after termination (unless termination was for cause) and to all amounts deposited in his favor in pension funds, including payments made for severance pay. Effective January 1, 2004, Mr. Efal was also granted options to purchase 25,176 shares of common stock at an exercise price of $11.82 per share. The options vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant and expire on December 31, 2010.

  Ytzhak Edelman

        We entered into an employment agreement with Mr. Edelman as of April 21, 2005, which is effective upon Mr. Edelman's becoming our chief financial officer and executive vice president on June 1, 2005. The current term of the agreement expires on February 1, 2007, but is automatically extended for successive one-year periods, unless terminated by either party giving six months written notice prior to the expiration of the then existing term. Mr. Edelman's annual base salary, which is denominated in NIS, is approximately $208,914 based on the dollar to NIS exchange rate of December 31, 2004. He is also entitled to an annual bonus equal to 90% to 95% of the annual bonus of our chief executive officer, subject to the discretion of the Stock Option and Compensation Committee. If we terminate Mr. Edelman's employment for being convicted of committing a felony or for materially breaching the employment agreement, Mr. Edelman is entitled to his base salary for six months after receiving the notice of termination. However, we may terminate his employment for cause immediately if he commits serious misconduct injurious to us or our subsidiaries, whether monetary or otherwise. If Mr. Edelman's employment is terminated without cause or after a change in control,

Mr. Edelman will be entitled to his salary, bonus and other benefits for eighteen months from the date of notice of termination and to all amounts deposited in his favor into pension funds, including severance payments. Mr. Edelman may terminate his employment by six months notice and as of February 1, 2007 by eighteen months notice. The agreement also contains customary confidentiality, non-solicitation and non-competition provisions. The non-competition provisions apply during Mr. Edelman's employment and for one year thereafter. Effective June 1, 2005, Mr. Edelman was also granted options to purchase 125,000 shares of our common stock at a per share exercise price of the lower of $11.82 or the market price of our common stock as of June 1, 2005.

  Yaron Garmazi

        Yaron Garmazi will serve as our chief financial officer until May 20, 2005 pursuant to an employment agreement dated as of May 14, 2004. Mr. Garmazi's resignation was announced on March 22, 2005. Pursuant to his resignation, Mr. Garmazi entered into a termination agreement with us on April 20, 2005. Under the agreement, Mr. Garmazi will resign effective May 20, 2005, but continue to provide us with consulting services until September 20, 2005, through which date Mr. Garmazi will continue to receive his salary and benefits. Mr. Garmazi's employment agreement will also terminate on May 20, 2005. Mr. Garmazi is entitled to a bonus denominated in NIS equivalent to $31,000 for 2004 and a bonus denominated in NIS equivalent to $44,000 for 2005. Moreover, he is entitled to exercise any options to purchase our common stock that are vested as of September 20, 2005 until January 31, 2007.

Report of the Stock Option and Compensation Committee of the Board of Directors on Executive Compensation

        The Stock Option and Compensation Committee of the Board (the "Committee") approves equity-based compensation for the company, reviews and approves compensation for our executive officers, including the Named Executive Officers, and sets compensation for our chief executive officer.

        The Committee was appointed by the board of directors on October 4, 2004, concurrently with the closing of our initial public offering. The Committee is comprised entirely of independent directors.

        The Committee met two times during fiscal 2004 following its appointment, and each committee member attended both meetings. The Committee may utilize outside consultants from time to time during the year.

        The Committee has furnished the following report on executive compensation for fiscal 2004.

Objectives and Policies

        The Committee seeks to ensure that (a) rewards are closely linked to company-wide, group, team and individual performance; (b) the interests of our employees are aligned with those of our stockholders; and (c) compensation and benefits are set at levels that enable us to attract, retain and motivate the highly qualified employees necessary to achieve our objectives.

        The Committee applies these objectives and policies through base compensation levels and the availability of performance-based cash bonuses and stock-based incentive grants. Furthermore, consistent with a long-term focus, it is the policy of the Committee to make a significant proportion of executive officer compensation dependent on long-term performance and on enhancing stockholder value.

Total Compensation

        The key components of executive compensation are base salary, bonus awards and stock option awards. Salary is based on factors such as the individual's performance and level of responsibility.

Bonuses are included to encourage our executives to meet our current business plans and objectives. Stock options are included to promote a longer-term focus on our success, competitiveness and stockholder value.

        Comparisons of total compensation for individual executive officers are made within the information technology ("IT") services industry by reference to peer companies through informal compensation surveys available to the Committee. The Committee also considers broader industry information that it judges to be appropriate, including country-specific information.

Base Salary

        Executive officer base salaries are based on job responsibilities and individual contribution, with reference to base salary levels of executives at peer IT services companies.

        Base salaries are determined by the competitive market and individual performance. In general, the base salary for each employee not covered by an employment contract, including executive officers, is established each year based on (1) a compensation range which corresponds to the individual's job responsibilities, and (2) the individual's overall individual job performance.

Bonus Awards

        Bonus targets for executive officers are based on job responsibilities, with reference to the levels of total cash compensation (base salary plus bonus) of executives at peer IT services companies.

        The goal of the Committee is to set actual bonuses based on terms defined in the individual employment agreements and at a level commensurate with performance against objectives. Individual bonus awards are determined with reference to company-wide, group, team and individual performance for the previous fiscal year, based on a range of measures that permit comparisons with competitors' performances and internal targets set at the start of each fiscal year. Company-wide performance measures included operational, strategic and human resources metrics.

        In addition to company-wide measures of performance, the Committee considers those performance factors particular to each executive officer (i.e., the performance of the division or area for which such executive has management responsibility and individual accomplishments).

        The Committee believes that executive officer bonus awards for 2004 were consistent with the level of accomplishment and appropriately reflected company performance.

Stock Option Awards

        Stock options provide for potential appreciation in stock price from the date that the option is granted to the date that the option is exercised. The exercise price of stock option grants is generally set at the fair market value on grant date. Under some of our stockholder-approved stock option plans, we may grant stock options at a discount to fair market value. We do not grant stock options with a so-called "reload" feature, nor do we loan funds to employees to enable them to exercise stock options. Our long-term performance ultimately determines the value of stock options, since gains from stock option exercises are entirely dependent on the long-term appreciation of our stock price.

        Effective January 1, 2004 and May 14, 2004, we granted options to our employees to purchase 1,113,166 shares of our common stock at an exercise price of $11.82 per share, including options to purchase 575,445 shares granted to our executive officers and directors. On October 4, 2004, we granted 15,000 options to each of the two directors who joined the board on that date at an exercise price of $12.75 per share. The options were granted based on company performance during the prior period and as an incentive for continued strong company performance.

Compensation of the Chief Executive Officer

        The compensation of our chief executive officer is determined periodically by the Committee, taking into account the terms of his existing employment agreement. The chief executive officer's compensation in 2004 was based on a variety of factors including those described above, the company's contractual obligation, a comparison of the compensation of the chief executive officers of comparable companies in the IT services industry and Mr. Zoller's involvement in leading us toward the achievement of our business objectives, including the achievement of specific goals set for Mr. Zoller by our board of directors. The chief executive officer did not participate in any decisions regarding his own compensation.

        Effective January 1, 2004, Mr. Zoller was granted options to purchase 179,825 shares of our common stock at an exercise price of $11.82 per share. The exercise price of the stock option was set at fair market value on the grant date. Subject to the terms applicable to his grants, the stock options granted to Mr. Zoller vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant and expire on December 31, 2010.

        The Committee believes that the compensation of the chief executive officer, including compensation derived from bonuses and stock options, is within the range of compensation paid to comparable industry executives.

Compensation Analyses and Reviews

        We periodically compare base salary and incentive compensation programs for our executive officers with those of other leading IT services companies and leading industrial companies to ensure that they are appropriate to our objectives. The Committee exercises judgment and discretion in the information it reviews and the analyses it considers.

        The Committee ensures that compensation for all members of executive management is awarded based on each individual's personal performance as well as on the overall performance of Ness.

STOCK OPTION AND COMPENSATION COMMITTEE
Dr. Henry Kressel, Chairperson Morris Wolfson

Stock Performance Graph

        Set forth below are a graph and a table comparing cumulative total return on $100 invested, alternatively, in our common stock, the Nasdaq U.S. Index and the S&P 500 Information Technology Sector Index for the period commencing on September 29, 2004, the date of our initial public offering, and ending on December 31, 2004. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

Comparison of Cumulative Total Return*

Company/Index	9/29/04	9/30/04	10/31/04	11/30/04	12/31/04
Ness Technologies, Inc.	$100.00	$106.00	$110.17	$112.58	$124.00
Nasdaq U.S. Index	100.00	100.12	104.18	110.60	114.83
S&P 500 Information Technology Sector	100.00	100.32	105.58	110.73	113.89

*
Assumes $100 invested on September 29, 2004 in our common stock, at our initial offering price, and in each index, at the closing price on the date of our initial public offering; and that all dividends have been reinvested. No cash dividends have been declared on our common stock. Prepared by Standard & Poor's.

Principal Accountant Fees and Services

        The following table describes fees for professional audit services rendered by Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global ("E&Y"), an independent registered accounting firm, our principal accountant, for the audit of our annual financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by Kost Forer Gabbay & Kasierer and other E&Y affiliates during those periods.

Type of Fee	2003	2004
	(in thousands)
Audit fees(1)	$358	$1,004
Audit related fees(2)	34	12
Tax fees(3)	182	184
All other fees	0	0

Total	$574	$1,200

  (1)
  Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings, including the registration statement for our initial public offering.

  (2)
  Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees." These services relate to audits of employee benefit plans, accounting consultations, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

  (3)
  Tax fees consist of fees for tax compliance, tax advice and tax planning services.

Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        Pursuant to its charter, the Audit Committee is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between us and our independent auditors. Kost Forer Gabbay & Kasierer's engagement to conduct our audit was approved by the Audit Committee on November 28, 2004. Additionally, each permissible non-audit engagement or relationship between Ness and Kost Forer Gabbay & Kasierer or other E&Y affiliates entered into since November 28, 2004 has been reviewed and approved by the Audit Committee, as provided in its charter.

        We have been advised by Kost Forer Gabbay & Kasierer that substantially all of the work done in conjunction with its audit of our financial statements for the most recent year was performed by permanent full-time employees and partners of Kost Forer Gabbay & Kasierer or other E&Y affiliates.

Report of the Audit Committee of the Board of Directors

        The members of the Audit Committee at December 31, 2004 were Dr. Cherukuri, Dr. Kressel and Mr. Suesskind, all of whom are independent directors. The Audit Committee was appointed on October 4, 2004, concurrently with the closing of our initial public offering, and had one meeting through the end of the year. All committee members attended the meeting. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee are intended to be in accordance with applicable requirements for corporate audit committees.

        A copy of the Audit Committee Charter is attached hereto as Appendix A. Our independent auditors are responsible for auditing our financial statements. The activities of the Audit Committee are in no way designed to supersede or alter those traditional responsibilities. The Audit Committee serves a broad-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters. The Audit Committee's role does not provide any special assurances with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

        In connection with the audit of our financial statements for the year ended December 31, 2004, the Audit Committee met with representatives from Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, our independent registered public accounting firm. The Audit Committee reviewed and discussed with Kost Forer Gabbay & Kasierer our financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 ("Communications with Audit Committees") and 90 (an amendment thereto).

        On November 3, 2004 the Audit Committee received from Kost Forer Gabbay & Kasierer the written disclosures and the letter regarding Kost Forer Gabbay & Kasierer's independence required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees").

        In addition, the Audit Committee reviewed and discussed with Ness management the audited financial statements relating to fiscal year ended December 31, 2004 and has discussed with Kost Forer Gabbay & Kasierer the independence of Kost Forer Gabbay & Kasierer.

        Based upon review and discussions described above, the Audit Committee recommended to the board of directors that the financial statements audited by Kost Forer Gabbay & Kasierer be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

AUDIT COMMITTEE Dr. Satyam C. Cherukuri, Chairperson Dr. Henry Kressel Dan S. Suesskind

Other Matters

        Our board of directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment in such matters.

Appendix A: Audit Committee Charter

A. Purpose

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to provide assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. The committee shall also monitor the qualifications and independence of the independent auditors, as well as their overall performance. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, the independent auditors, and management of the Company in discharging its oversight role. The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

B. Committee Membership and Qualifications

        The Committee shall consist of no fewer than three persons each of whom shall be a member of the Board. Except as permitted by the applicable rules of The Nasdaq Stock Market, Inc. (the "Nasdaq") and the provisions of the Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder, each member of the Committee shall satisfy the independence and experience requirements of the applicable listing standards of the Nasdaq and the Act. Each member of the Committee must be able to read and understand fundamental financial statements and must not have participated in the preparation of the financial statements of the Company or any current subsidiary during the past three years. In addition, at least one member of the Committee shall qualify as a "Financial Expert" as contemplated by the Nasdaq rules and the Act. The identity of such member(s) shall be disclosed in Periodic Filings as required by the Securities Exchange Act.

        Committee members shall be elected by the Board at a meeting of the Board; members shall serve until their successors shall be duly elected and qualified. The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal. The Committee's chairman shall be designated by the full Board, comprising a majority of independent directors, or the full Committee.

C. Committee Authority and Responsibilities

        The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

        The following shall be the principal recurring responsibilities of the Committee. The responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate including any changes required by them to carry out its duties, including those required by changes in the policies of the Nasdaq.

        The authority and responsibilities of the Committee shall include:

  1.
  Reviewing and reassessing the adequacy of this charter on an annual basis and updating it as conditions dictate;

  2.
  Reviewing the Committee's structure, processes and membership requirements;

  3.
  Directly appointing, compensating, retaining and overseeing the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and the independent auditors shall report directly to the Committee;

  4.
  Requesting from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

  5.
  Pre-approving all audit and non-audit services to be provided to the Company by the independent auditors;

  6.
  Discussing with the independent auditors the overall scope and plans for their audit including their approach and independence, and discussing with the Company's accounting department the adequacy of staffing;

  7.
  Reviewing the performance of the independent auditors, with the understanding of both management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders;

  8.
  Discussing with the Company's independent auditors the matters required to be discussed by SAS No. 61, as it may be modified or supplemented;

  9.
  Evaluating and, where appropriate, replacing the independent auditors;

  10.
  Discussing with management, the Company's accounting department and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs;

  11.
  Providing oversight and monitoring of Company management, and the independent auditors and their activities with respect to the Company's financial reporting process;

  12.
  Resolving disagreements between Company management and the independent auditors regarding financial reporting;

  13.
  Reviewing with management and the independent auditors, the financial statements to be included in the Company's annual and quarterly reports, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

  14.
  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K, as amended, and Item 7(d)(3) of Schedule 14A, as amended;

  15.
  Discussing the results of the annual audit, quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards;

  16.
  Establishing procedures to receive and respond, on a confidential basis, to concerns (anonymously reported or otherwise) regarding questionable accounting or auditing matters,

    or complaints (from employees and others) regarding the Company's accounting, internal accounting controls and audit matters;

  17.
  Reviewing and approving all related-party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties;

  18.
  Consulting with and retaining legal, accounting and other advisers in connection with the performance of its duties and responsibilities;

  19.
  Funding compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer;

  20.
  Funding ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and compensation to any advisers employed by the Committee;

  21.
  Performing such other duties as may be requested by the Board, or as the Committee shall deem appropriate.

D. Meetings

        The Committee will meet at least quarterly, with two face-to-face meetings with the outside auditors or more frequently as circumstances dictate in order to completely discharge its responsibilities as outlined in this charter.

        The Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

        The Committee may form and delegate authority to subcommittees or to one or more of its members when appropriate.

        A majority of the members of the Committee shall constitute a quorum for the transaction of business, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting

E. Minutes

        The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

F. Reports

        Apart from the report prepared pursuant to Item 306 of Regulation S-K, as amended, and Item 7(d)(3) of Schedule 14A, as amended, the Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with this charter.

Appendix B: Stock Option and Compensation Committee Charter

A. Purpose

        The primary purposes of the Stock Option and Compensation Committee (the "Committee") are: (i) to assist the Board of Directors (the "Board") in discharging its responsibilities with respect to compensation and benefits of the Company's executive officers and directors, (ii) to produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with the applicable rules and regulations and (iii) administer the Company's stock option plans.

B. Committee Membership and Qualifications

        The Committee shall consist of no fewer than three persons each of whom shall be a member of the Board. Except permitted by applicable rules of The Nasdaq Stock Market, Inc. (the "Nasdaq"), each member of the Committee shall qualify as an independent director under criteria established by the applicable listing standards of the Nasdaq and other applicable laws and regulations.

        Committee members shall be elected by the Board at a meeting of the Board; members shall serve until their successors shall be duly elected and qualified. The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal. The Committee's chairman shall be designated by the full Board, comprising a majority of independent directors, or the full Committee.

C. Committee Authority and Responsibilities

        The Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

  1.
  Determine all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation;

  2.
  Review and approve corporate goals relevant to the compensation of the Chief Executive Officer and evaluate the Chief Executive Officer's performance in light of these goals and objectives;

  3.
  Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company's performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company's Chief Executive Officer in past years;

  4.
  Review and approve incentive-based or equity-based compensation plans in which the Company's executive officers participate, and review and approve salaries, incentive and equity awards for other executive officers.

  5.
  Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers.

  6.
  Periodically review and advise the Board concerning both regional and industrywide compensation practices and trends in order to assess the adequacy and competitiveness of the Company's compensation programs for the Chief Executive Officer, other executive officers and directors relative to comparable companies in the Company's industry.

  7.
  Develop guidelines and review the compensation and performance of executive officers of the Company;

  8.
  Review and propose to the Board from time to time changes in director compensation;

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  9.
  Prepare an annual report on executive compensation for inclusion in the Company's proxy statement for the annual meeting of stockholders, in accordance with applicable rules and regulations;

  10.
  Administer the Company's various stock option plans;

  11.
  Annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval; and

  12.
  Perform any other activities under this charter, the Company's by-laws or governing law as the Committee or the Board deems appropriate.

D. Meetings

        The Committee will meet no less than once a year. Special meetings may be convened as required. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The chairman of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee may form subcommittees and delegate authority to them or to one or more of its members when appropriate.

        The Chief Executive Officer may not be present during voting or deliberations relating to his or her compensation.

E. Committee Resources

        The Committee shall have the authority to obtain advice and seek assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the authority to retain or terminate any consulting firm used to evaluate director, Chief Executive Officer or other executive compensation, and to determine and approve the terms of engagement the fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist in it in performing any duties hereunder shall be borne by the Company.

F. Minutes

        The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

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Appendix C: Nominating and Governance Committee Charter

A. Purpose

        The Nominating and Governance Committee (the "Committee") is appointed by the Board of Directors (the "Board") (1) to assist the Board by identifying individuals qualified to become Board members and to recommend to the Board the director nominees for the next annual meeting of shareholders; (2) to recommend to the Board the Corporate Governance Guidelines applicable to the Company and (3) to take a leadership role in shaping the corporate governance of the Company.

B. Committee Membership and Qualifications

        The Committee shall consist of no fewer than three persons each of whom shall be a member of the Board. Except as permitted by applicable rules of The Nasdaq Stock Market, Inc. (the "Nasdaq"), each member of the Committee shall qualify as an independent director under criteria established by the applicable listing standards of the Nasdaq and other applicable laws and regulations.

        Committee members shall be elected by the Board at a meeting of the Board; members shall serve until their successors shall be duly elected and qualified. The Board may, at any time, remove any member of the Committee and fill the vacancy created by such removal. The Committee's chairman shall be designated by the full Board, comprising a majority of independent directors, or the full Committee.

C. Committee Authority and Responsibilities

        The following shall be the principal recurring responsibilities of the Committee. The responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate, including any changes required by them to carry out its duties, including those required by changes in the policies of the Nasdaq.

  Corporate Governance

  1.
  The Committee shall develop and recommend to the Board a set of corporate governance guidelines for the Company, periodically review and reassess their adequacy and recommend any proposed changes to the Board for approval.

  2.
  The Committee shall periodically review the certificate of incorporation and bylaws of the Company and recommend to the Board changes thereto in respect of good corporate governance.

  3.
  The Committee shall review the Company's compliance with the Nasdaq's corporate governance listing requirements and make recommendations to the Board, if required.

  4.
  The Committee shall establish procedures to exercise oversight of the Board, the other committees of the Board, and management.

  Board Composition and Evaluation; Nominations

  5.
  The Committee shall make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board and of any of its committees.

  6.
  The Committee shall identify individuals qualified to become Board members for recommendation to the Board for each election of directors, except that if the Company is at any time legally required by contract or otherwise to provide any third party with the ability to nominate a director, the Committee need not evaluate or propose such nomination. The

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    Committee shall also make recommendations to the Board concerning the identity of members for its other committees.

  7.
  The Committee shall review with the Board on an annual basis the skills and characteristics that it seeks in new Board members as well as those of the Board as a whole.

  8.
  The Committee shall consider any director nominees validly nominated by the stockholders of the Company.

  9.
  The Committee shall have oversight of the evaluation of the Board and management. The Committee shall lead the annual review of the Board, receive comments from all directors and report annually to the Board with an assessment of the Board's performance. This report will be discussed with the Board following the end of each fiscal year.

  10.
  The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms.

  11.
  The Committee will report annually to the Board on succession planning.

  General

  13.
  The Committee shall have the authority to retain independent advisors to assist in carrying out its responsibilities, as the Committee in its sole discretion deems appropriate. The Committee shall have sole authority to approve the terms of such engagements, including fees, with funds provided by the Company.

  14.
  The Committee will report periodically on the Committee's work and findings to the Board. These reports will contain recommendations for Board actions, when appropriate.

  15.
  The Committee shall periodically review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

  16.
  The Committee shall conduct an annual performance evaluation of the Committee itself.

  17.
  The Committee shall take such other action within the scope of its duties, that are in the best interests of the Company and its stockholders, as the Committee shall deem appropriate.

D. Meetings

        The Committee will meet no less than once a year. Special meetings may be convened as required. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and, if a quorum is present, any action approved by at least a majority of the members present shall represent the valid action of the Committee. The chairman of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee may form subcommittees and delegate authority to them or to one or more of its members when appropriate.

E. Minutes

        The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

C-2

NESS TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS—JUNE 3, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of Ness Technologies, Inc., a Delaware corporation (the "Company"), hereby appoints Raviv Zoller and Ilan Rotem with full power of substitution and to each substitute appointed pursuant to such power, as proxy or proxies, to cast all votes as designated hereon, which the undersigned stockholder is entitled to cast at the Annual Meeting of the Stockholders (the "Annual Meeting") of Ness Technologies, Inc., to be held at 10:00 a.m., local time on June 3, 2005 at the offices of Warburg Pincus, 466 Lexington Avenue, 10th Floor, New York, NY 10017, and at any and all adjournments and postponements thereof, with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Notice and Proxy Statement, and (ii) in their discretion with respect to any other business that may properly come before the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned to others for such Annual Meeting.

        This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted (1) FOR the election of all nominees listed in Proposal 1; (2) FOR the ratification of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent auditors; and (3) in accordance with the discretion of the proxies or proxy with respect to any other business transacted at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.    ☒

1.
Election of nominees named below to the Board of Directors of the Company.

        ☐  FOR ALL NOMINEES.

        ☐  WITHHOLD AUTHORITY FOR ALL NOMINEES.

        ☐  FOR ALL EXCEPT
               (See instructions below)

Nominees:	( )	Aharon Fogel
	( )	Raviv Zoller
	( )	Rajeev Srivastava
	( )	Dr. Henry Kressel
	( )	Morris Wolfson
	( )	Dr. Satyam C. Cherukuri
	( )	Dan S. Suesskind
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here: •

2.
To ratify the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company's independent auditors for the fiscal year ending December 31, 2005.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on our account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.        ☐

DATE:	(Signature of stockholder)
DATE:	(Signature of stockholder)

Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. In signing executor, administrator, as attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NESS TECHNOLOGIES, INC. AND SUBSIDIARIES
INDEX
Notice of Annual Meeting of Stockholders
PROXY STATEMENT
Corporate Governance Principles and Board Matters
Proposals To Be Voted On
Security Ownership of Certain Beneficial Owners and Management
Certain Relationships and Related Transactions
Management
Executive Compensation
Stock Performance Graph
Comparison of Cumulative Total Return
Principal Accountant Fees and Services
Report of the Audit Committee of the Board of Directors
Other Matters
Appendix A: Audit Committee Charter
Appendix B: Stock Option and Compensation Committee Charter
Appendix C: Nominating and Governance Committee Charter